SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant             / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /   Preliminary proxy statement


/ x /   Definitive proxy statement


/   /   Definitive additional materials

/   /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER WORLD BOND FUND
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER WORLD BOND FUND
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   /   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   /   $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

/     / Fee  Computed on table below per  Exchange  Act Rules 14a-6(i)(4)  and
      0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2) Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

Oppenheimer World Bond Fund


                                                January 16, 1997



Dear World Bond Fund Shareholder:

 We have scheduled a shareholder meeting on April 16, 1998 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

 Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

 To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

 You are being asked to consider and approve a proposal to convert the Fund from a closed-end to an open-end investment company. By converting to an open-end fund, shareholders will have the ongoing right to redeem their shares at a price based on the net asset value of the shares rather than a price set in the market. This would eliminate the current market discount from net asset value. If the proposal to convert the Fund described in the accompanying proxy statement is not approved, the Fund will continue operating as a closed-end fund. Neither the Fund not its shareholders will realize any capital gain or loss for tax purposes if the Fund is converted to an open-end fund.


 Your Board of Trustees believes that the interests of the shareholders are best served by converting the Fund to an open-end fund and allowing shareholders to invest in a vehicle that closely resembles their original investment. You should note that, as described in the Proxy Statement, the expenses of the Fund as an open-end company would be higher than they have been for a closed-end company.

 In addition, you are being asked to consider and approve changes to certain of the Fund's fundamental investment policies to allow it to better operate as an open-end mutual fund. You are also being asked to consider and approve a new Investment Advisory Agreement with OppenheimerFunds, Inc. ("OFI") and a new Service Plan and Agreement with OppenheimerFunds Distributor, Inc., a subsidiary of OFI. The new Investment Advisory Agreement will increase the advisory fees paid by the Fund at current asset levels. If these agreements and the other proposals presented are approved and the conversion is implemented, shareholders will have the advantages of being part of the Oppenheimer funds family. These advantages include the ability to exchange shares of the Fund for shares of any of over 35 Oppenheimer funds without paying a sales charge. The Board of Trustees of the Fund believes that the new Agreements are in the best interests of the Fund and the shareholders. Furthermore, the Board is asking you to consider and approve the restatement and amendment of the Fund's Declaration of Trust, to ratify the section of KPMG Peat Marwick as the independent auditors for the Fund for the fiscal year beginning November 1, 1997 and to elect eleven Trustees of the Fund.


 Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

 As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.


                                    Sincerely,


                                    [Bridget Macaskill signature]


Enclosures

            Two World Trade Center, New York, New York 10048-0203

                  Notice Of Special Meeting Of Shareholders
                          To Be Held April 16, 1998

To The Shareholders of Oppenheimer World Bond Fund:


    Notice is hereby given that a special meeting of the holders of shares of Oppenheimer World Bond Fund (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112 on April 16, 1998, at 10:00 a.m. Mountain Standard Time, or any adjournments thereof (the "Meeting"), for the following purposes:

 1. To approve a proposal to change the Fund's subclassification under the Investment Company Act of 1940 from a closed-end management investment company to an open-end management investment company (Proposal No. 1);


 2. To approve changes to certain of the Fund's fundamental investment policies including its investment objectives (Proposal No. 2);


      3. To approve the new Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (the "Adviser")(Proposal No.
                  3);

 4. To approve a new Service Plan and Agreement with OppenheimerFunds Distributor, Inc. with respect to Class A shares (Proposal No. 4);

 5. To approve an Amendment and Restatement of the Fund's Declaration of Trust (Proposal No. 5);

 6. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year commencing November 1, 1997 (Proposal
      No. 6);

 7. To elect eleven Trustees to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successor are elected and shall qualify;

8. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


Shareholders of record at the close of business on January 6, 1998, are entitled to notice of and to vote at the Meeting. The election of Trustees and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
January 16, 1998
-----------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                          OPPENHEIMER WORLD BOND FUND

            Two World Trade Center, New York, New York 10048-0203

                               PROXY STATEMENT

                       Special Meeting Of Shareholders
                          To Be Held April 16, 1998


This Proxy Statement is furnished to the shareholders of Oppenheimer World Bond Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a Special Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on April 16, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of the Proxy Statement will be made on or about January 16, 1998. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1997, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the Proposals unless a choice is indicated to vote against or to abstain from voting on a Proposal. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received ("broker non-votes"). Abstentions and broker non-votes will be counted for purposes of determining a quorum and will have the same effect as a vote against a proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1)
writing to the Secretary of the Fund at Two World Trade Center,
Suite 3400, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited personally or by telephone by officers or employees of the
Fund's current transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.


Shares Outstanding and Entitled to Vote. As of January 6, 1998, the record date, there were 6,615,505 shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the proposals described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, the only person know by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund was Paine Webber Incorporated, 1000 Harbor Boulevard, 6th Floor, Union City, New Jersey 07087-6727, which owned of record 1,567,359 shares (23.69% of the shares) and Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 452,306 shares (6.84% of the shares)



            APPROVAL OF A CHANGE IN THE FUND'S SUB CLASSIFICATION
               UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM A
           CLOSED-END MANAGEMENT INVESTMENT COMPANY TO AN OPEN-END
                        MANAGEMENT INVESTMENT COMPANY
                               (Proposal No. 1)

BACKGROUND OF THE PROPOSAL

  For the reasons set forth in detail below, the Board of Trustees of the Fund, at a meeting held on October 9, 1997, considered the alternatives and determined that it was in the best interests of the shareholders to convert the Fund to an open-end fund. Accordingly, the Board approved the submission to the shareholders of a proposal to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion").

  In connection with the Conversion, the Trustees also considered and approved an amendment of the Fund's sub-classification under the Investment Company Act of 1940 (the "Act") from a closed- end management investment company to an open-end management investment company and the amendment and restatement of the Fund's Declaration of Trust to provide for such Conversion. The Board of Trustees also considered and approved new contractual arrangements for the management and distribution of the Fund as an open-end investment company. Each of the foregoing is subject to approval by the shareholders.

  If the Fund is converted to an open-end management investment company, shareholders will have the right to redeem their shares at a price based on the net asset value of the shares rather than a price set in the market. Shareholders also will have the ability to purchase additional shares at a price based on the net asset value of the shares plus any applicable sales charge. All of the Proposals must be approved by the requisite shareholder vote for the Conversion to be implemented. If each Proposal is not approved by the shareholders, the Fund will continue as a closed-end investment company.

EVALUATION BY THE BOARD OF TRUSTEES

  In making its determination to recommend the Conversion to the shareholders, the Board of Trustees considered, among other things: (i) the principal differences between a closed-end fund and an open-end fund (as discussed herein) and the relative advantages and disadvantages of each; and (ii) that the conversion would allow the shareholders the ability to continue their investments in a vehicle that closely resembles what they were seeking when they invested in the Fund. In addition, the Board considered the capability of OppenheimerFunds, Inc. ("OFI") to continue to act as investment adviser for the Fund. The Board also considered the capability of OppenheimerFunds Distributor, Inc. (the "Distributor"), an affiliate of OFI, to engage in an ongoing distribution of Fund shares if Proposal No. 4 is approved.

  For the reasons set forth in this Proxy Statement, the Board of Trustees concluded that it was in the best interests of the shareholders to convert the Fund into an open-end investment company.


                     DIFFERENCES BETWEEN FUND OPERATIONS
               AS AN OPEN-END AND CLOSED-END INVESTMENT COMPANY

     The Fund is currently registered as a "closed-end" management investment company under the Act. Closed-end investment companies neither redeem their outstanding shares nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold on national securities exchanges. The Fund's shares are currently traded on The New York Stock Exchange, Inc. ("NYSE" under the symbol "OWB"). The Fund's shares will be delisted from the NYSE upon effectiveness of the registration statement pursuant to which the Fund offers its shares as an open-end investment company.

  In contrast, open-end management investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee or deferred sales charge charged by the fund). No redemption fees or deferred sales charges will be applicable to the outstanding shares of the Fund received as a part of the conversion. Many mutual funds (including the Fund, if the proposed Conversion is effected) also continuously issue new shares to investors through the fund's distributor at the public offering price at the time of such issuance.

  Some of the legal and practical differences between operations of the Fund as a closed-end and an open-end investment company are as follows:

o ACQUISITION AND DISPOSITION OF SHARES. If the Fund is converted into an open-end investment company, the Fund's shares will no longer be listed on the NYSE and investors wishing to acquire shares of the Fund would be able to purchase them from the Distributor or any broker-dealer or financial institution that has a sales agreement with the Distributor at the public offering price (net asset value plus any applicable sales charge). Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined current net asset value. The Fund's net asset value per share is calculated by dividing
(i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. The Securities and Exchange Commission (the "SEC") generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. It is anticipated that the net asset value of the Fund may be published daily by leading financial publications.


o ELIMINATION OF DISCOUNT. Converting the Fund into an open-end fund will eliminate immediately any market discount from net asset value. If the Conversion is approved by the shareholders, the market discount may be reduced or the shares may trade at a premium prior to the date of any conversion to open-end status to the extent investors are purchase shares in the open market in anticipation of a prospective open-ending or in order to avoid the payment of sales charges which will be in effect after the Conversion.

o PORTFOLIO MANAGEMENT. Because a closed-end investment company does not have to redeem its shares, it may keep all of its assets fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times or prices to satisfy such redemption requests. OppenheimerFunds, Inc., the Fund's Adviser, believes that the Fund should have no difficulty in satisfying redemption requests or in otherwise operating as an open-end fund. The Fund's current primary investment objective is high current income consistent with the preservation of capital and its secondary objective is capital appreciation. The Board is recommending that shareholders of the Fund approve a change to the Fund's investment objective to be a primary investment objective of seeking total return, with a secondary investment objective of seeking income when consistent with total return. That proposed change is more fully described in Proposal No. 2 below. If the Conversion and the other Proposals presented at the meeting are approved, the Trustees do not believe that converting the Fund to an open-end fund will adversely affect investment performance.


o EXPENSES; POTENTIAL NET REDEMPTIONS. If the Fund is converted to an open-end fund, the shares will become Class A shares and will bear their allocable share of the Fund's expenses. Open-end funds are generally more expensive to operate and administer than closed-end funds and it is expected that the Fund's expense ratio will be higher than it is currently. Please refer to the comparative expense information below for a comparison of the expenses of the Fund as an open-end as opposed to a closed-end fund. The higher expenses of the Fund as an open-end fund may reduce the distributions paid by the Fund. Expenses of operation as an open-end fund not currently borne by the Fund include the costs associated with the distribution of the Fund's shares (see Proposal No. 4 regarding approval of a Distribution and Service Plan and Agreement), higher transfer agency expenses. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). The Fund's expense ratio could be adversely affected by significant net redemptions. In the unlikely event the Fund's asset base is reduced to such a small size as to render the Fund no longer economically viable, the Board might consider alternatives to continuing the Fund's operations, including merging the Fund with another investment company or liquidating the Fund. o STATE REGISTRATION REQUIREMENTS. As a closed-end fund listed on the NYSE, the Fund does not currently bear the expense of registering the sale of its shares with state securities commissions. However, as a result of open-ending and making a continuous offering of its shares, the Fund will be required to register the sale of its shares with state securities commissions and will incur the costs related to such registration.

o COMPARATIVE EXPENSE INFORMATION. Set forth below are tables that compare current and pro forma expenses based on assets and expenses for the fiscal year ended October 31, 1997. The pro forma fees and expenses are those estimated to be incurred if the Fund is converted to an open-end fund and the new Investment Advisory Agreement and 12b-1 plans become effective or are implemented.


SUMMARY OF FUND EXPENSES

 Below is a summary of the expenses which were incurred by the Fund for the fiscal year ended October 31, 1997 while the Fund operated as a closed-end investment company


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
Purchases (as a % of offering price)                              None
Maximum Deferred Sales Load*                                      None
Maximum Sales Load Imposed on Reinvested Dividends                None
Redemption Fee                                                    None
Exchange Fee                                                      N/A

- ------------------------
 * Purchases and sales made on the NYSE are subject to brokerage commissions. Customarily, these are approximately 1% but may be less or more than 1% depending on the size of the transaction, the broker selected and other factors.


ANNUAL FUND OPERATING EXPENSES AS OF October 31, 1997 (AS A % OF AVERAGE NET ASSETS)

Management Fee                            0.65%
12b-1 Fee                                 none
Other Expenses                            0.53%

Total Fund Operating Expenses             1.18%




PRO FORMA SUMMARY OF FUND EXPENSES


  The following table summarizes the expenses expected to have been incurred if the Fund operated as an open-end fund during the last fiscal year ended October 31, 1997 (with $55 million of assets) under the new investment advisory, 12b-1 plans and other agreements and the new capital structure of three classes of shares: Class A with a front-end sales load and Class B and Class C sold without a front-end sales load but with different contingent deferred sales arrangements.


Shareholder Transaction Expenses

                                Class A           Class B              Class C
                                Shares            Shares               Shares


Maximum Sales Charge            4.75%(1)          None                 None
on Purchases (as a % of
offering price)

Maximum
Deferred Sales                  None(2)           5% in the   1% if
Charge (as a %                                    first year  shares
of the lower                                      declining            are
of the original                                   to 1% in             redeemed
purchase price                                    the sixth            within 12
or redemption                                     year and             months of
proceeds)                                         eliminated           purchase
                                                  thereafter
Maximum
Sales Charge on                 None              None                 None
Reinvested Dividends

Exchange Fee                    None              None                 None


- ------------------------
(1) Shareholders will not pay a sales charge in connection with the Conversion. The sales charge will be applicable to additional purchases of Class A shares subsequent to the Conversion.

(2) Purchases of Class A shares made after the Conversion of $1 million or more($500,000 or more for purchases by certain Retirement Plans), in Class A shares, may be subject to a sales charge of up to 1% if those shares are sold within 12 calendar months from the end of the calendar month during which they were purchased.

ESTIMATED ANNUAL FUND OPERATING EXPENSES AS OF October 31, 1997 (AS A % OF AVERAGE NET ASSETS)

                                Class A           Class B     Class C
                                Shares            Shares               Shares


Management Fee                  0.75%             0.75%                0.75%
12b-1 Fee(1)                    0.25%             1.00%                1.00%
Other Expenses                  0.33%             0.33%                0.33%
Total Fund Operating
Expenses                        1.33%             2.08%                2.08%



- ------------------------
(1) The numbers in the chart above are based upon estimates of the Fund's expenses it would have incurred as an open-end investment company in its last fiscal year ended October 31, 1997. The 12b-1 Service Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class). For Class B and Class C shares, the 12b-1 Distribution and Service Plan Fees are the service fees (the maximum fee is 0.25%) and the annual asset-based sales charges of 0.75%. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

EXAMPLES
To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above.

CURRENT


Under the Fund's current organization as a closed-end mutual fund, you would pay the following expenses over the indicated periods in the Fund.


1 Year                 $ 12
3 Years                $ 37
5 Years                $ 65
10 Years               $143

PRO FORMA


The pro forma information is the expected business expenses of the Oppenheimer World Bond Fund as an open-end investment company after giving effect to the reorganization. All amounts shown are a percentage of net assets of each class of each of the funds.


If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


            A                   B                 C



1 Year      $ 60                $ 71              $ 31
3 Years     $ 88                $ 95              $ 65
5 Years     $117                $132              $112
10 Years    $200                $204              $241



If you did not redeem your investment, it would incur the following expenses:

            A                   B                 C



1 Year      $ 60                $ 21              $ 21
3 Years     $ 88                $ 65              $ 65
5 Years     $117                $112              $112
10 Years    $200                $204              $241



* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.


The Examples Should Not Be Considered Indications of past or Future Expenses or Performance and Actual Expenses or Performance May Vary from Those Shown.




o VOTING RIGHTS. If the Conversion and the other Proposals presented at this meeting are approved, there will be three classes of shares of Common Stock of the Fund. The current shares will become Class A shares and, in addition, Class B and Class C shares will be created. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Opportunities to vote may become less frequent if the Fund converts to open-end status because the Fund will not hold shareholder meetings unless required to do so by the Act. Massachusetts law provides that registered investment companies are not required to hold annual shareholders' meetings as long as there is no requirement under the Act which must be met by convening shareholders' meetings. The Fund has been required to hold an annual shareholders' meeting by the regulations of the NYSE but if the Conversion is approved, the Fund's shares will be delisted and the Fund will not hold annual meetings in any year in which it is not required by the Act to do so.

      By not having to hold annual shareholder meetings, the Fund would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the record date, such costs would aggregate approximately $4,670 per year. Under the Act, the Fund would be required to hold a shareholder meeting if the number of Trustees elected by the shareholders were less than a majority of the total number of Trustees, or if a change were sought in the fundamental investment policies of the Fund or the Fund's status (such as, for example, a change from open-end to closed-end status), among other things.

o DIVIDEND REINVESTMENT PLAN. Current shareholders may participate in the Fund's current Dividend Reinvestment Plan. Under the Fund's Plan, Shareholder Financial Services, Inc., as Plan Agent, pools dividends payable to shareholders who are participants in the Plan, purchases shares on the open market on behalf of the Plan and then allocates shares and a proportionate share of the brokerage commissions to each participant. If the proposals presented at this meeting are approved, shareholders would have the opportunity to reinvest dividends and capital gains distributions in shares of the Fund, at net asset value.

o SHAREHOLDER SERVICES. If the Fund is converted into an open-end investment company, the same services will be made available to shareholders of the Fund as are available to shareholders of each of the open-end Oppenheimer funds. Such services include: (1) an automatic purchasing plan, (2) a systematic withdrawal plan, (3) an Exchange Privilege which allows shareholders of the Fund to exchange their shares for shares of certain other Oppenheimer funds and (4) the ability to effect various transactions by telephone including by Phone Link, a 24-hour automated telephone system.


o DISTRIBUTION PLANS. An open-end investment company, unlike a closed-end investment company, is permitted to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts by adopting a plan of distribution pursuant to Rule 12b-1 under the Act.

If the Fund is converted to a mutual fund and if Proposal No. 4 is approved by shareholders, the Fund will adopt a Service Plan pursuant to Rule 12b-1 in order to compensate the Distributor for services provided and activities undertaken for the personal service and the maintenance of shareholder accounts. See Proposal No. 4 below.

o MINIMUM INVESTMENT AND INVOLUNTARY REDEMPTIONS. If the Fund is converted to an open-end fund, it will adopt requirements for future shareholders that an initial investment in Fund shares must be in a specified minimum amounts, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. Additionally, any subsequent investments by all shareholders must be in specified minimum amounts. The Fund expects that the minimum initial purchase for future shareholders will be $1,000 ($25 if the account is opened through certain plans, or for pension and profit-sharing plans and IRAs, $250).
Additional investments may be made in the amount of $25 or greater. The Fund reserves the right to redeem, upon notice and at net asset value, the shares of any shareholder, other than a shareholder that hold shares in an IRA or other tax-deferred retirement plan, whose shares have a value of less than $200 as a result of redemptions or repurchases, or such other amount as may be fixed by the Board of Trustees. The Fund will notify such shareholder that the value of his or her shares is less than the applicable amount and allow the shareholder to make additional investments in an amount which will increase the value of the account to at least the applicable amount before the redemption.

o QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

CONVERSION TO AN OPEN-END INVESTMENT COMPANY

  If the Conversion and the other Proposals presented at this meeting are approved, the Board will take such other actions as are necessary to effect the Conversion. The Conversion of the Fund to an open-end investment company will be accomplished by: (i) the filing of an Amendment and Restatement of Declaration of Trust for the Fund with the Secretary of State of the Commonwealth of Massachusetts; (ii) changing the Fund's subclassification under the Act from a closed-end management investment company to an open-end management investment company; and (iii) the filing of a registration statement under the Securities Act of 1933, as amended, and the Act with the SEC. It is expected that the registration statement will be filed before the date of the meeting and will become effective on the date of the Conversion.

  Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be non-recurring, in connection with the Conversion, including costs associated with the seeking of necessary government clearances, the preparation of a proxy statement, registration statement and prospectus as required by federal securities laws (including printing, mailing and legal costs) and the payment of necessary filing fees under the securities laws of various states.

  Neither the Fund nor its shareholders is expected to realize any gain or loss for federal income tax purposes as a result of the Conversion. However, shareholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or lesser than the respective adjusted tax basis of their shares. Payment for any such redemption generally will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the prospectus). Such payment may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in the Fund's portfolio or when an emergency makes it not reasonably practicable for the Fund to dispose of portfolio securities or fairly to determine the value of its net assets. If the proposal to open-end the Fund and the other proposals presented at this meeting are not approved by the shareholders, the Fund will continue to act as a closed-end investment company.

VOTE REQUIRED

Vote Required.

An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving this Proposal.



                   APPROVAL OF CHANGES TO CERTAIN OF THE
                        FUND'S FUNDAMENTAL INVESTMENT POLICIES
                                   (Proposal No. 2)

The Adviser proposes that certain of the Fund's fundamental investment policies be changed, as described below, to give the Fund further investment flexibility. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described below under "Vote Required." Non- fundamental investment policies may be changed by the Adviser in consultation with and approval by the Board of Trustees without the expense and delay of seeking shareholder approval.

A vote in favor of this Proposal shall be a vote in favor of all proposed investment policy changes described in this Proposal. If approved, these investment policy changes will be implemented whether or not shareholders approve converting the Fund to an open-end fund. If approved, the effective date of this Proposal may be delayed until the Fund's registration statement is updated to reflect these changes.

At a meeting held December 11, 1997 the Fund's Board of Trustees, including a majority of its independent Trustees, determined that the best interests of the Fund would be served by allowing the Fund greater investment flexibility, as set forth in these proposed investment policy changes, in response to market or regulatory developments.

o Investment Objectives. Currently, the Fund's primary investment objective is to seek high current income consistent with preservation of capital. Its secondary objective is capital appreciation.


The Adviser recommends that the Fund change its investment objectives to a primary investment objective of seeking total return, and a secondary investment objective of seeking income when consistent with total return. Total return is the change in value of an investment in shares of a fund over time, taking into account changes in share price, from reinvested income and capital appreciation. As an open-end global income fund, the Fund will continue to invest primarily in government bonds, both domestic and foreign.

The Adviser will distinguish the Fund from Oppenheimer International Bond
Fund, which has the same investment objective as that proposed for the Fund but invests only in foreign bonds. The Adviser will also distinguish the Fund from Oppenheimer Strategic Income Fund, which seeks a high level of current income and invests in corporate and government bonds, both domestic and foreign.


oBorrowing. As a matter of fundamental policy, the Fund currently may borrow up to 10% of its total assets and invest the borrowed funds. After any such borrowing, as a matter of fundamental policy, the Fund's total assets, less its liabilities other than borrowings, must be equal to at least 300% of all borrowings, as required by the Investment Company Act of 1940 (the "Investment Company Act"). In addition, subject to the 10% limit, the Fund may borrow to finance repurchases and/or tenders of its shares and may also borrow for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets. The Fund also has a fundamental investment restriction that it cannot borrow, except in conformity with the restrictions stated in its registration statement under "Borrowing".


The Adviser proposes that these various borrowing policies be deleted, and replaced with the maximum borrowing limit permitted under the Investment Company Act. This new borrowing policy would also be a fundamental policy, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act. This new policy would read as follows:

      o The Fund may borrow money from banks on an unsecured basis to buy securities, and may borrow for temporary, emergency purposes or under other unusual circumstances, subject to the limits set forth in the Investment Company Act.

The Investment Company Act currently requires that after any borrowing by an open-end fund, the fund's total assets, less its liabilities other than borrowings, must be maintained at least equal to 300% of all borrowings. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings. Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share or the net asset value per share of the Fund's shares to be greater than would otherwise be the case. On the other hand, if the investment performance of the securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed), then the net income per share or net asset value per share of the Fund's shares will be less than would otherwise have been the case. This speculative factor is known as "leverage."

Although such borrowings would therefore involve additional risk to the Fund, the Fund will only borrow if such additional risk of loss of principal is considered by the Adviser to be appropriate in relation to the Fund's investment objectives. The Adviser will make this determination by examining both the market for securities in which the Fund invests and interest rates in general to ascertain that the climate is sufficiently stable to warrant borrowing.

o Lending. The Fund has a fundamental policy that it cannot lend portfolio securities (with certain exceptions). This current fundamental policy reads as follows:

o The Fund cannot make loans except through (a) the purchase of debt securities in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the acquisition of securities subject to repurchase agreements.

The Adviser proposes that, for clarification, this fundamental investment policy be deleted and replaced with a new fundamental investment policy that would read as follows:

o The Fund cannot make loans, except that the Fund may purchase debt securities and enter into repurchase agreements or when-issued, delayed delivery or similar securities transactions, and may lend its portfolio securities.

o Joint Securities Trading Account. The Fund currently has a fundamental investment policy that reads as follows:

o The Fund cannot participate on a joint or joint and several basis in any securities trading account.

The Adviser proposes that this restriction be removed. This restriction might be interpreted as preventing the Fund from participating in the joint account available to the other Oppenheimer funds under an Exemptive Order issued by the SEC. This joint account is used for the pooling of excess cash of the participating Oppenheimer funds for the purchase of overnight repurchase agreements. Each fund's liability on any repurchase agreement purchased by the joint account is limited to its interest in such repurchase agreement. The joint account provides a convenient and efficient way of aggregating what otherwise would be the one or more individual transactions for each fund necessary to manage the daily uninvested cash balances of each fund.

oHedging. The Fund has two related fundamental investment policies that pertain to the use of hedging instruments, as follows:

o The Fund cannot purchase securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments it may use.

o The Fund cannot pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or for the escrow arrangements contemplated in connection with the use of Hedging Instruments.

The Adviser proposes that these two fundamental policies be amended to allow the Fund to enter into escrow, collateral and margin arrangements in connection not only with its hedging instruments, but also with any of its permitted investments.

These revised fundamental investment policies would read as follows:

      o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with any of its other investments.

      o The Fund cannot mortgage, pledge or hypothecate the Fund's assets; for purposes of this policy escrow, collateral and margin arrangements involved with any of its investments are not considered to involve a mortgage, hypothecation or pledge.


o Commodities. As a matter of fundamental policy, currently "The Fund cannot invest in . . . (b) commodities or commodity contracts (except that the Fund may purchase and sell Hedging Instruments whether or not they are considered to be a commodity or commodity contract); . . ."

This policy prohibits the Fund from trading in physical commodities, and the Fund does not seek permission to trade physical commodities. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes unless they are hedging instruments. To resolve any ambiguity as to whether the Fund may invest in those instruments.

The Adviser proposes that this fundamental investment policy be deleted and replaced with a new policy that is also fundamental, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act of 1940. The new fundamental policy would read as follows:

      o The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

The use of derivative instruments requires special skills and knowledge and investment techniques that are different from what is required for normal portfolio management. In some cases, the Fund may buy a call option , a futures contract or a commodity-linked note for the purpose of increasing its exposure in a particular market segment, which may affect the Fund's net asset value per share. Risks of commodity-linked notes include risk of loss of principal, risk of loss of interest, lack of a secondary market, volatility of the instrument, and counterparty risk.

Vote Required. Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of shares of the Fund is required for approval of the new investment objectives and policies. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 1. The Board of Trustees recommends a vote in favor of approving this Proposal.


                    APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                                   (Proposal No. 3)

The Fund has a current Investment Advisory Agreement dated October 22, 1990 with the Adviser (the "Agreement") which was most recently approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Adviser, on December 11, 1997. The shareholders of the Fund most recently approved the existing Investment Advisory Agreement at a meeting held on May 5, 1997. Shareholders are now being asked to approve a new Investment Advisory Agreement dated the date of the approval in connection with the conversion of the Fund to an open-ended investment company. A copy of the new Agreement is included in this Proxy Statement as Exhibit A. The new Agreement will increase the fees paid by the Fund at current asset levels. If approved by the shareholders at this meeting, the new Agreement will continue in effect until December 31, 1999, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.


Description of the Current and Proposed Investment Advisory Agreement. Under both the current and the new Agreements, OppenheimerFunds, Inc. (the "Advisor") supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Under the current Agreement, the Fund pays the Adviser an advisory fee computed and paid weekly at an annual rate of 0.65% of the net assets of the Fund at the end of that week. The Fund also pays the Adviser an annual fee of $18,000, plus out-of-pocket costs and expenses reasonably incurred, for performing limited accounting services for the Fund. During the fiscal year ended October 31, 1997, the Fund paid the Adviser a fee of $359,532 under the Agreement. Under the new

Agreement, the Fund would pay the Advisor an advisory fee, computed daily and payable monthly under the Agreement to the Manager, based on the average annual net assets of the Fund at the following annual rates: 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Adviser also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

Both Agreements requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Adviser under the Agreements or by the Distributor of the Fund's shares are paid by the Fund. The Agreements list examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

Neither the current or the new Agreement contains an expense limitation. Both Agreements provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreement, the Adviser is not liable for any loss sustained by reason of any investment, or the purchase, sale or retention of any security, or for any act or omission in performing the services required by the Agreement. The Agreements also permit the Adviser to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the New Agreement. One of the duties of the Adviser under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs.

Under the Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. For those transactions, instead of using a broker the Fund normally deals directly with the selling or purchasing principal or market maker unless it is determined that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Adviser and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Adviser in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Adviser to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Adviser to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Adviser that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons, and by enabling the Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Adviser and the Transfer Agent. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its Investment Advisory Agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, currently acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $15,011 in expenses for the fiscal year ended October 31, 1997 for services provided by SFSI. If the proposal to convert the Fund to an open-end investment company is approved, OppenheimerFunds Services, a division of the Advisor will act as the transfer agent, shareholder servicing agent and dividend paying agent for the Fund on an at cost basis.

The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of September 30, 1997, and with more than 3 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At September 30, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 406,728 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Messrs. Galli and Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1995 to September, 1997, the only transactions by persons who serve as Trustees of the Fund were by Mr. Galli, who sold 40,000 shares of Class B OAC common stock to MassMutual for an aggregate of $4,808,867. Mr. Galli no longer holds any OAC stock or options

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James
C. Swain, Vice Chairman; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Andrew
J. Donohue, Executive Vice President, General Counsel and a director; Robert C. Doll, Jr., Executive Vice President and a director; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald
H. Fielding, Thomas W. Keefer, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby, Robert G. Zack and Arthur Zimmer, Senior Vice Presidents. These officers are located at one of the four offices of the Adviser: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, Colorado 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

The Administrator. Mitchell Hutchins Asset Management Inc. (the "Administrator") currently serves as the Fund's Administrator pursuant to an Administration
Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019. If the conversion of the Fund to an open-end investment company and the new Investment Advisory Agreement are approved, the Fund will no longer need the services of the Administrator and the agreement with Mitchell Hutchins Asset Management Inc. will be terminated.

Considerations by the Board of Trustees. In connection with the approval of the new Agreement, the Adviser provided extensive information to the Independent Trustees. The Independent Trustees were provided with data as to the qualifications of the Adviser's personnel, the quality and extent of the services rendered and its commitment to its mutual fund advisory business. The Independent Trustees also considered data presented by the Adviser showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

Analysis of Nature, Quality and Extent of Services. In determining whether to approve the new Agreement and to recommend its approval by the Fund's shareholders, the Independent Trustees particularly considered: (1) the effect of the investment management fee on the expense ratio of the Fund; (2) the investment record of the Adviser in managing the Fund, and the investment record of other investment companies for which it acts as investment adviser;(3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Adviser but believed to be in the same overall investment and size category as the Fund; and (4) additional expenses that would be incurred by the conversion of the Fund to an open-ended investment company. The Independent Trustees also considered the following factors, among others: (1) the necessity of the Adviser maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the Adviser's overall profitability; (3) pro-forma profitability data giving effect to the investment management fee but before marketing and promotional expenses anticipated to be paid by the Adviser and its affiliates; (4) possible economies of scale; (5) other benefits to the Adviser from serving as investment adviser to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund; (6) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and
(7) the financial resources of the Adviser and the desirability of appropriate incentives to assure that the Adviser will continue to furnish high quality services to the Fund.

Analysis of Profitability of the Adviser. The Independent Trustees were advised that the Adviser does not maintain its financial records on a fund-by-fund basis. However, the Adviser does provide the Independent Trustee on an annual basis with its allocation of expenses on a fund-by- fund basis. The Independent Trustees considered information provided by the Adviser regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers. The Independent Trustees also noted the substantial marketing and promotional activities in which the Adviser and its affiliates engage and propose to engage on behalf of the Fund.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.


Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of shares of the Fund is required for approval of the new Investment Advisory Agreement. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 1. The Board of Trustees, including the Trustees who are not intrested persons of the Fund, recommends a vote in favor of approving the Investment Advisory Agreement.



                   APPROVAL OF NEW SERVICE PLAN FOR CLASS A SHARES
                                   (PROPOSAL NO. 4)

  It is proposed that the Fund establish three classes of shares -- Class A, B and C -- and that the Fund enter into a Distribution and Service Plan and Agreement (a "Plan") with the Distributor with respect to each Class of shares (the "Plans"). The existing shares of the Fund will be reclassified as Class A shares effective with the Conversion. The Plan for Class A shares (the "Class A Plan") is attached as Exhibit C. The Plans were approved on October 9, 1997 by the Trustees, including the independent Trustees, subject to the approval by the shareholders of each Class of Shares. Shareholders of the Fund will vote on the approval of the Class A Plan and OFI as the initial shareholder of Class B and Class C shares intends to approve the Class B and Class C Plans. The following is a summary of the terms of the Class A Plan.

  If the Class A Plan and the other proposals presented to the meeting are approved by the shareholders, the Class A Plan will become effective upon the conversion of the Fund to an open-end investment company. The conversion is conditioned upon, among other things, approval of the Class A Plan by the Shareholders of the Fund.

  The fees payable by each class of shares of the Fund under the Plans will consist of a service fee at the annual rate of 0.25% of the average net assets of the shares and for Class B and Class C plans, an asset based sales charge at the annual rate of 0.75% of the average net assets of Class B and Class C shares of the Fund.

  The Distributor will be authorized under the Plans to pay broker-dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The Distributor uses the service fee payments to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold shares. Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments under the Class A Plan are made by the Distributor quarterly at of an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Class A Plan increase the annual expenses of Class A shares.

  The Plans provide that payments may be made by OFI or by the Distributor to the Recipients from its own resources or from borrowings. The Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of the Fund.


Additional Information. The Distribution and Service Plans provide that while they are in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is made by a majority of the Independent Trustees.


Under either Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Under each plan, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

  The service fee payable under the Class A Plan are subject to reduction or elimination under the limits imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Class A Plan is intended to comply with NASD Rules and Rule 12b-1 adopted under the Act. Rule 12b-1 requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be committed to the discretion of the Independent Trustees and that the Trustees receive quarterly reports on the payments made under the Plans and the purposes for those payments.

PROPOSED SALES ARRANGEMENTS

  After the Conversion, the Distributor currently intends to sell Class A shares with a maximum initial sales load of 4.75% for purchases of less than $25,000. Purchases of Class A shares in the amount of $1 million ($500,000 or more for purchases by certain retirement plans) or more would be made without an initial sales load but will be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 12 months of purchase. Class B shares will be sold without an initial sales load but would be subject to a maximum contingent deferred sales charge ("CDSC") of 5% which decreases over time if the shares are redeemed within six years after the end of the calendar month of their purchase. Class B shares convert automatically to Class A shares after 6 years. Class C shares would be sold without an initial sales load but would be subject to a CDSC of 1% if the shares are redeemed within one year after the end of the calendar month in which they were purchased. Class A shares of the Fund may be exchanged for Class A shares of any eligible Oppenheimer Fund, Class B shares of the Fund may be exchanged for Class B shares of any eligible Oppenheimer Fund and Class C shares of the Fund may be exchanged for Class C shares of any eligible Oppenheimer Fund.

EVALUATION BY THE BOARD OF TRUSTEES

  The Trustees, including the Qualified Trustees, believe the adoption of a distribution plan under Rule 12b-1 is essential to and a part of the purpose of each class of shares of the Fund in selling its shares to those persons who wish to avail themselves of the services of a broker-dealer. The Trustees took into account the competitive market environment in which the Fund will operate as an open-end investment company. More specifically, the Trustees recognized the need to provide adequate compensation to broker-dealers who serve existing shareholders or offer the Fund to prospective shareholders. Without such service, the Fund would incur a substantial risk that it could not maintain or increase its assets, threatening the viability of the Fund as an investment company. In addition, the Trustees believe that maintaining a plan under Rule 12b-1 is an essential part of distributing an open-end fund. In their deliberations, the Trustees considered many pertinent factors such as the levels of fees prescribed by the Class A Plan. The Board also considered the potential benefit to the Fund of the proposed method of distribution through the Distributor; the potential conflicts of interest inherent in the use of Fund assets to pay for distribution expenses; the relationship of the fees under the Class A Plan to the overall cost structure of the Fund; and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from economies of scale. Based upon their review, the Trustees, including a majority of the Qualified Trustees, determined that there is a reasonable likelihood that the Class A Plan will benefit the Fund and its shareholders.

      The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plans may be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Fund's shareholders should benefit as the Distribution and Service Plans should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby potentially reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

      Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses might be higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.


      The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Proposed Service Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class A shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class A voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 1. A vote in favor of this Proposal shall be deemed a vote to approve the proposed Distribution and Service Plan. The Board of Trustees, including the Trustees who are not intrested persons of the Fund, recommends a vote in favor of approving this Proposal.



                      TO APPROVE AN AMENDMENT AND RESTATEMENT OF
                        THE DECLARATION OF TRUST FOR THE FUND.
                                   (PROPOSAL NO. 5)

  The shareholders of the Fund are being asked to approve an amendment and restatement of the Fund's Declaration of Trust to revise the Declaration to a form customary for an open-end fund that continually offers to issue and redeem its shares at net asset value, including an amendment to the provision regarding the election of three classes of Trustees with overlapping three year terms. A copy of the proposed Articles of Amendment and Restatement is attached to this Proxy Statement as Exhibit D.


Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of shares of the Fund is required for approval of the Amendment and Restatement of the Declaration of Trust for the Fund. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 1. The Board of Trustees, including the Trustees who are not interested persons of the Fund, recommend that the shareholders of the Fund approve the amendment and restatement of the Declaration of Trust.



                   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                   (Proposal No. 6)


The Investment Company Act requires that independent auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 9, 1997, selected KPMG Peat Marwick LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 1997. KPMG also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of shares of the Fund is required for ratification of the selection of independent auditors. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 1. The Board of Trustees recommends approval of the selection of KPMG Peat Marwick LLP as auditors of the Fund.



                                 ELECTION OF TRUSTEES
At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified.
Each nominee has agreed to be named and to serve. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As an open-end mutual fund organized as a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.


Each of the Nominees are presently Trustees of the Fund and have been previously elected by the Fund's shareholders. Each nominee has agreed to be nominated and to serve as a Trustee. The Trustees to be elected at the Meeting shall serve as such until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified.

Each of the nominees and other Trustees is also a trustee or director Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer

Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer New York Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Series Fund, Inc. and Oppenheimer U.S. Government Trust (the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill and Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund.


The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company
Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer Funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.


As of January 6, 1998,  the Trustees  held which shares of the Fund, as follows:
Donald W. Spiro beneficially owned 25,000 shares of the Fund held in an account for which Mr. Spiro is a trustee and Benjamin Lipstein disclaims beneficial ownership of 1,000 shares of the Fund held by his wife. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of January 6, 1998.





Name and                        Business Experience
Other Information               During the Past Five Years


Leon Levy                       Chairman of the Board of Trustees
  first became a                General Partner of
  Trustee in 1959               Odyssey Partners, L.P.(investment
  Age: 72                       partnership)(since 1982); and Chairman of
                                Avatar Holdings, Inc. (real estate
                                development).

Donald W. Spiro*                Vice Chairman of the Board of Trustees
  first became a                Chairman Emeritus (since August 1991)
  Trustee in 1985               and a director (since January 1969)
  Age: 72                       of the Adviser; formerly Chairman
                                of the Adviser and the Distributor.



Bridget A. Macaskill*           President of the Board of Trustees and
  first became a                President (since June 1991) and
  Trustee in 1995               CEO (Since September 1995) and a
  Age: 49                       director (since December 1994)
                                of the Adviser;  President  and director  (since
                                June  1991)  of  HarbourView;   Chairman  and  a
                                director of SSI (since  August  1994),  and SFSI
                                (September  1995);  President  (since  September
                                1995) and a  director  (since  October  1990) of
                                OAC;  President  (since  September  1995)  and a
                                director  (since  November  1989) of Oppenheimer
                                Partnership  Holdings,  Inc., a holding  company
                                subsidiary   of  the  Manager;   a  director  of
                                Oppenheimer Real Asset  Management,  Inc. (since
                                July  1996);  President  and a  director  (since
                                October 1997) of OppenheimerFunds  International
                                Ltd., an offshore fund manager subsidiary of the
                                Manager  ("OFIL")  and  Oppenheimer   Millennium
                                Funds plc (since October 1997);  President and a
                                director of other Oppenheimer  funds; a director
                                of  the  NASDAQ  Stock   Market,   Inc.  and  of
                                Hillsdown  Holdings plc (a U.K.  food  company);
                                formerly an Executive Vice President of the Manager.



* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.



Name and                        Business Experience
Other Information               During the Past Five Years


Robert G. Galli                 Formerly he held the following
 first became a                 positions: Vice President and
 Trustee in 1993                Counsel of OAC, the Adviser's
 Age: 64                        parent holding company; Executive
                                Vice   President  and  General   Counsel  and  a
                                director  of the  Adviser  and  OppenheimerFunds
                                Distributor,  Inc.,  and  an  officer  of  other
                                Oppenheimer funds.


Benjamin Lipstein               Professor Emeritus of Marketing,
  first became a                Stern Graduate School of Business
  Trustee in 1974               Administration, New York University;
  Age: 74                       a director of Sussex Publishers,
                                Inc. (publishers of Psychology
                                Today and Mother Earth News) and Spy
                                Magazine, L.P.

Elizabeth B. Moynihan           Author and architectural historian;
  first became a                a trustee of the Freer Gallery of Art
  Trustee in 1992               (Smithsonian Institution), the Institute
  Age: 68                       of Fine Arts (New York University), and
                                National Building Museum; a member
                                of the Trustees Council, Preservation
                                League of New York State; and a member
                                of the Indo-U.S. Sub-Commission on
                                Education and Culture.

Kenneth A. Randall              A director of Dominion Resources, Inc.
  first became a                (electric utility holding company),
  Trustee in 1980               Dominion Energy, Inc. (electric
  Age: 70                       power and oil & gas producer),
                                Texan Cogeneration Company
                                (cogeneration company), Prime
                                Retail, Inc. (real estate investment
                                trust); formerly President and Chief
                                Executive Officer of The Conference
                                Board, Inc. (international economic
                                and business research) and a director
                                of Lumbermens Mutual Casualty Company,
                                American Motorists Insurance Company
                                and American Manufacturers Mutual
                                Insurance Company.



Name and                        Business Experience
Other Information               During the Past Five Years


Edward V. Regan                 Chairman of Municipal Assistance
  first became a                Corporation for the City of New York;
  Trustee in 1993               Senior Fellow of Jerome Levy Economics
  Age: 67                       Institute, Bard College; a member of
                                the  U.S.   Competitiveness  Policy  Council;  a
                                director  of   GranCare,   Inc.   (health   care
                                provider);  a  director  of River  Bank  America
                                (real  estate   manager);   Trustee,   Financial
                                Accounting  Foundation (FASB and GASB); formerly
                                New York State Comptroller and trustee, New York
                                State and Local Retirement Fund.


Russell S. Reynolds, Jr.        Founder Chairman of Russell
  first became a                Reynolds Associates, Inc.
  Trustee in 1989               (executive recruiting);
  Age: 66                       Chairman of Directorship,
                                Inc. (corporate governance consulting);
                                a director of Professional Staff
                                Limited (U.K.); and a trustee
                                of Mystic Seaport Museum,
                                International House and Greenwich
                                Historical Society.

Pauline Trigere                 Chairman and Chief Executive Officer of
  first became a                Trigere, Inc. (design and sale of women's
  Trustee in 1977               fashions).
  Age: 85

Clayton K. Yeutter              Of Counsel to Hogan & Hartson
  first became a                (a law firm); a director of B.A.T.
  Trustee in 1993               Industries, Ltd. (tobacco and
  Age: 67                       financial services), Caterpillar, Inc.
                                (machinery), ConAgra, Inc. (food and
                                agricultural products), Farmers
                                Insurance Company (insurance),
                                FMC Corp. (chemicals and machinery),
                                and Texas Instruments, Inc. (electronics);
                                formerly (in descending chronological order)
                                IMC Global Inc. (chemicals and animal feed),
                                Counselor to the President (Bush) for
                                Domestic Policy, Chairman of the
                                Republican National Committee,
                                Secretary of the U.S. Department of
                                Agriculture, and U.S. Trade Representative.


Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Adviser, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 1997. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met 6 times during the fiscal year ended October 31, 1997. The Board of Trustees does not have a standing nominating or compensation committee.

o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Adviser receive no salary or fee from the Fund. The remaining Trustees of the Fund other than Mr. Galli, who was affiliated with the Adviser during the fiscal year ended October 31, 1997, received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1997.




                                             Retirement           Total Compensation
                          Aggregate          Benefits Accrued     From All
Name and                  Compensation   as Part of               New York-based
Position                  from Fund          Fund Expenses        Oppenheimer funds1

Leon Levy                    $ 0             $ (72)               $152,750
 Chairman and Trustee

Benjamin Lipstein            $ 0             $ (43)               $ 91,350
 Study Committee
 Chairman2 and Trustee

Elizabeth B. Moynihan        $ 0             $ (43)               $ 91,350
 Study Committee
 Member and Trustee

Kenneth A. Randall           $ 0             $ (39)               $ 83,350
 Audit  Committee
 Member and Trustee

Edward V. Regan              $ 0             $ (37)               $ 78,150
 Proxy Committee
 Chairman2, Audit
 Committee Member
 and Trustee

Russell S. Reynolds Jr. $ 0                  $ (28)               $ 58,800
 Proxy Committee
 Member2 and Trustee

Pauline Trigere              $ 0             $ (26)               $ 55,300
 Trustee

Clayton K. Yeutter           $ 0             $ (28)               $ 58,800
 Proxy Committee
 Member2 and
 Trustee

----------------------
1     For the 1997 calendar year.
2 Committee position held during a portion of the period shown.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.


Thomas P. Reedy, Vice President and Portfolio Manager; Age: 36.
      Vice President of the Manager (since June 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the Manager.

AshwinVasan, Vice President and Portfolio Manager; Age: 35. Vice President of the Manager (since July 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the manager, prior to which he was a Securities Analyst for Citibank, N.A.

Andrew J. Donohue, Secretary; Age: 47
      Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer
      Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age: 61
      6803 South Tucson Way, Englewood, Colorado 80112
      Senior Vice President  (since  September 1987) and Treasurer  (since March
      1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since

      July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a Trustee of the Denver-based Oppenheimer funds and an officer of other Oppenheimer funds.

ROBERTJ. BISHOP,  Assistant Treasurer,  Age 39 6803 South Tucson Way, Englewood,
      Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May
      1996), and a Fund Controller for the Manager.

SCOTT T. FARRAR,  Assistant Treasurer;  Age 32 6803 South Tucson Way, Englewood,
      Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary; Age 49
      Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of SSI (since May
      1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Vote Required. An affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.


                       RECEIPT OF SHAREHOLDER PROPOSALS

If the Fund is converted to an open-end investment company, it will not be required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                              By Order of the Board of Trustees,


                              Andrew J. Donohue, Secretary
                              January 16, 1998


proxy\wbf

                          Exhibit A


                             INVESTMENT ADVISORY AGREEMENT

AGREEMENT made the _____ day of ______, 1998, by and between OPPENHEIMER WORLD BOND FUND (hereinafter referred to as the "Fund"), and OPPENHEIMERFUNDS, INC. (hereinafter referred to as "OFI").

WHEREAS, the Fund is a open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OFI is an investment adviser registered as such with the Commission under the Investment Advisors Act of 1940;

WHEREAS, the Fund desires that OFI shall act as its investment adviser pursuant to this Agreement;

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.    General Provision.

      The Fund hereby employs OFI and OFI hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OFI shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OFI shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of portfolio securities of the Fund which are either not registered for public sale or not traded on any securities market.

2.    Investment Management.

      (a) OFI shall, subject to the direction and control by the Fund's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the Fund's portfolio.

      (b) Provided that the Fund shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of this Agreement and subject to the provisions of paragraph 7 hereof, OFI may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

      (c) Provided that nothing herein shall be deemed to protect OFI from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OFI shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

      (d) Nothing in this Agreement shall prevent OFI or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OFI or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI of its duties and obligations under this Agreement.

3. Other Duties of OFI.

      OFI shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Fund for its shareholders; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of shares of the Fund. OFI shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment. OFI shall, at its own expense, provide such officers for the Fund as the Board of Trustees may request.

4.    Allocation of Expenses.

      All other costs and expenses of the Fund not expressly assumed by OFI under this Agreement, or to be paid by the Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with OFI; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any legal obligation which the Fund may have to indemnify its officers and trustees with respect thereto. Any officers or employees of OFI or any entity controlling, controlled by or under common control with OFI who also serve as officers, trustees or employees of the Fund shall not receive any compensation from the Fund for their services.

5. Compensation of OFI.

      The Fund agrees to pay OFI and OFI agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net asset value of the shares of the Fund as of the close of each business day and payable monthly at the following annual rate:

           .75% of the first $200 million of net assets; .72% of the next $200 million; .69% of the next $200 million; .66% of the next $200 million; .60% of the next $200 million; and .58% of net assets in excess of $1 billion.

6.    Use of Name "Oppenheimer."

      OFI hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OFI's rights to the name "Oppenheimer" under applicable law, such license shall allow OFI to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name and may, upon termination of this Agreement, be terminated by OFI, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OFI in connection with any of its activities, or licensed by OFI to any other party.


7.    Portfolio Transactions and Brokerage.

      (a) OFI is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OFI of its investment management functions.

      (b) OFI shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.


     (c) OFI shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OFI or its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OFI or its affiliates with respect to the accounts as Name and Business Experience Other Information During the Past Five Years to which they exercise investment discretion. In reaching such determination, OFI will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's trustees were reasonable in relation to the benefits to the Fund.

      (d) OFI shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Board of Trustees of the Fund and the provisions of this paragraph 7.

      (e) The Fund recognizes that an affiliated broker-dealer: (i) may act as one of the Fund's regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

      (f) Subject to the foregoing provisions of this paragraph 7, OFI may also consider sales of shares of the Fund and the other funds advised by OFI and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

8.    Duration.


      This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect until December 31, 1999, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.


9. Disclaimer of Shareholder or Trustee Liability.

      OFI understands and agrees that the obligations of the Fund under this Agreement are not binding upon any shareholder or Trustee of the Fund personally, but bind only the Fund and the Fund's property; OFI represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder or Trustee liability for acts or obligations of the Fund.

10.   Termination.

      This Agreement may be terminated (i) by OFI at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OFI (which notice may be waived by OFI) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the trustees of the Fund then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Investment Company Act).

11.   Assignment or Amendment.

      This Agreement may not be amended or the rights of OFI hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Fund. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

 12.  Definitions.

      The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.


                                      OPPENHEIMER WORLD BOND FUND
Attest:


-------------------------             -----------------------------------
Mitchell J. Lindauer                  Robert G. Zack
                                      Assistant Secretary


                                      OPPENHEIMERFUNDS, INC.
Attest:


-------------------------             -----------------------------------
Katherine P. Feld                     Andrew J. Donohue
                                      Executive Vice President

                                         EXHIBIT B



                              Approximate Net          Advisory Fee Rate as
                              Assets as of             % of
                              12/31/96                 Average Annual
Name of Fund                  ($ Millions)             Net Assets


Oppenheimer International           $175.7            .75% on the first $200
Bond Fund                                                   million,
Oppenheimer High Yield Fund         $1513.4           .72% on the next $200
                                                            million,
Oppenheimer Strategic Income        $6778             .69% on the next $200
Fund                                                        million,
Oppenheimer Bond Fund               $235              .66% on the next $200
                                                            million,
Oppenheimer Bond Fund, VA           $426.4            .60% on the next $200
                                                            million, and
Oppenheimer Strategic Bond,         $118.7            .50% of net assets in
  VA                                                        excess of $1 billion

Oppenheimer High Income Bond,       $191.3
 VA


Oppenheimer Champion Income         $653.6            .70% on the first $250
Fund                                                        million,
                                                      .65% on the next $250
                                                            million,
                                                      .60% on the next $500
                                                            million, and
                                                      .55% of net assets in
                                                            excess of $1 billion


Oppenheimer Limited-Term             $627.6           .50% on the first $100
Government Fund                                             million,
                                                      .45% on the next $150
                                                            million,
                                                      .425% on the next $250
                                                            million, and
                                                      .40% of net assets in
                                                          excess of $500 million


Oppenheimer U.S. Government         $534              .65% on the first $200
Trust                                                       million,
                                                      .60% on the next $100
                                                            million,
                                                      .57% on the next $100
                                                            million,
                                                      .55% on the next $400
                                                            million, and
                                                      .50% of net assets in
                                                          excess of $800 million

                                        Exhibit C


                                SERVICE PLAN AND AGREEMENT

                                          BETWEEN

                            OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                                            AND

                                OPPENHEIMER WORLD BOND FUND

                                    FOR CLASS A SHARES


SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of _______, 1998, by and between OPPENHEIMER WORLD BOND FUND (the "Fund") and OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the "Distributor").


1. The Plan. This Plan is the Fund's written service plan for its Class A Shares described in the Fund's registration statement as of the date this Plan takes effect, contemplated by and to comply with Article III, Section 26 of the Conduct Rules of the National Association of Securities Dealers, pursuant to which the Fund will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts ("Accounts") that hold Class A Shares (the "Shares") of such series and class of the Fund. The Fund may be deemed to be acting as distributor of securities of which it is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering services and for the maintenance of Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan.


2. Definitions. As used in this Plan, the following terms shall have the following meanings:

  (a) "Recipient" shall mean any broker, dealer, bank or other institution which: (i) has rendered services in connection with the personal service and maintenance of Accounts; (ii) shall furnish the Distributor (on behalf of the
  Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning such service; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate. (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments.

  (a) Under the Plan, the Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the amount of the lesser of: (i) .0625% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares, computed as of the close of each business day, or (ii) the Distributor's actual expenses under the Plan for that quarter of the type approved by the Board. The Distributor will use such fee received from the Fund in its entirety to reimburse itself for payments to Recipients and for its other expenditures and costs of the type approved by the Board incurred in connection with the personal service and maintenance of Accounts including, but not limited to, the services described in the following paragraph. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

      The services to be rendered by the Distributor and Recipients in connection with the personal service and the maintenance of Accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of Accounts as the Distributor or the Fund may reasonably request. It may be presumed that a Recipient has provided services qualifying for compensation under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate services, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

      Payments received by the Distributor from the Fund under the Plan will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor, or for any other purpose other than for the payments described in this Section 3. The amount payable to the Distributor each quarter will be reduced to the extent that reimbursement payments otherwise permissible under the Plan have not been authorized by the Board of Trustees for that quarter. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods.

      (b) The Distributor shall make payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed .0625% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day, of Qualified Holdings owned beneficially or of record by the Recipient or by its Customers. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees. A majority of the Independent Trustees may at any time or from time to time increase or decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or increase or decrease the number of shares constituting Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.

  (c) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection or replacement of Independent Trustees and the nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the Independent Trustees. Nothing herein shall prevent the Independent Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide at least quarterly a written report to the Fund's Board for its review, detailing the amount of all payments made pursuant to this Plan, the identity of the Recipient of each such payment, and the purposes for which the payments were made. The report shall state whether all provisions of Section 3 of this Plan have been complied with. The Distributor shall annually certify to the Board the amount of its total expenses incurred that year with respect to the personal service and maintenance of Accounts in conjunction with the Board's annual review of the continuation of the Plan.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.


7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Independent Trustees cast in person at a meeting called on October 9, 1997 for the purpose of voting on this Plan, and shall take effect on the date that the Fund's Registration Statement is declared effective by the Securities and Exchange Commission. Unless terminated as hereinafter provided, it shall continue in effect until October 31, 1998 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.


8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.



                        OPPENHEIMER WORLD BOND FUND



                          By:____________________________________
                               Robert G. Zack, Assistant Secretary



                         OPPENHEIMERFUNDS DISTRIBUTOR, INC.




                          By: _____________________________________
                              Katherine P. Feld
                              Vice President & Secretary

                                        Exhibit D

                                   AMENDED AND RESTATED

                                   DECLARATION OF TRUST

                                            OF

                               OPPENHEIMER WORLD BOND FUND


       This AMENDED AND RESTATED DECLARATION OF TRUST, made as of ___________, 1998, by and among the individuals executing this Amended and Restated Declaration of Trust as the Trustees.


       WHEREAS, the Trustees established Oppenheimer World Bond Fund (the "Fund") as a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto, under a declaration of Trust dated October 5, 1988 (the "DOT") hereby amend the DOT in its entirety to read as follows:


       WHEREAS, the Trustees of the Fund have determined to amend the Fund's Declaration of Trust pursuant to the provisions thereof;

       NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Amended and Restated Declaration of Trust IN TRUST as herein set forth below.

       FIRST: This Trust shall be known as Oppenheimer World Bond Fund. The address of Oppenheimer World Bond Fund is Two World Trade Center, New York, New York 10048-0203. The Registered Agent for Service is Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, Attention: Stephen Kuhn, Esq.

       SECOND: Whenever used herein, unless otherwise required by the context or specifically provided:

       1. All terms used in this Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

       2. "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

       3. "By-Laws" means the By-Laws of the Trust as amended from time to time.

       4. "Class" means a class of a series of Shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

       5.    "Commission" means the Securities and Exchange Commission.

       6. "Declaration of Trust" shall mean this Declaration of Trust as it may be amended or restated from time to time.

       7. The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

       8. "Series" refers to series of Shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

       9. "Shareholder" means a record owner of Shares of the Trust.

       10. "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of the Trust (as the context may require) shall be divided from time to time and includes fractions of Shares as well as whole Shares.

       11. The "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

       12. "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

       THIRD: The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

       1. To hold, invest or reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof be deemed to include any persons, firms, associations, corporations, syndicates, business trusts, partnerships, investment companies, combinations, organizations, governments, or subdivisions thereof) and in financial instruments (whether they are considered as securities or commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.


       2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.


       3. To issue and sell its Shares in such Series and Classes and amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

       4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, redeem or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may have been established and designated from time to time, all without the vote or consent of the Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

       5. To conduct its business in all its branches at one or more offices in New York, Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

       6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer, and in connection therewith or make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

       7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

             The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.
       FOURTH:

       1. The beneficial interest in the Trust shall be divided into Shares, all without par value, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and designated in part 3 of this Article FOURTH, and to divide the shares of any Series into two or more Classes pursuant to Part 2 of this Article FOURTH, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as aforesaid, all Shares of the different Series shall be identical.

       (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

       (b) The establishment and designation of any Series or any Class of any Series in addition to that established and designated in part 3 of this Article FOURTH shall be effective with the effectiveness of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series and the establishment and designation thereof. If and to the extent the instrument referred to in this paragraph shall be an amendment to this Declaration of Trust, the Trustees may make any such amendment without shareholder approval.

       (c) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

       2. The Trustees shall have the authority from time to time, without obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in Article FIFTH, a Class of a Series may have exclusive voting rights with respect to matters relating solely to such Class. The bearing of expenses and liabilities solely by a Class of Shares of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.

       The relative rights and preferences of Shares of different Classes of a Series shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (i) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with parts 2 and 3 of Article FOURTH); and (iii) pursuant to paragraph 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on one Class of Shares may differ from the dividends and distributions on another Class of Shares of the Series, and the net asset value of one Class of Shares may differ from the net asset value of another Class of Shares of the Series.

       3. Without limiting the authority of the Trustees set forth in part 1 of this Article FOURTH to establish and designate any further Series, the Trustees hereby establish one Series of Shares having the same name as the Trust, and said Shares shall be divided into such number of Classes as shall be set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Fund. The Shares of that Series and any Shares of any further Series or Classes that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

       (a) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

       (b)(1) Liabilities Belonging to Series. The liabilities, expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

       (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

       (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph 13 of Article SEVENTH.

       (d) Liquidation. In the event of the liquidation or dissolution of the Trust, the Shareholders of each Series and all Classes of each Series that have been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Class and Series shall be distributed among such Shareholders in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.

       (e) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

       (f) Equality. Each Share of a Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to such Series or any Class of that Series), and each Share of any particular Series shall be equal to each other Share of that Series and shares of each Class of a Series shall be equal to each other Share of such Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article FOURTH that may exist with respect to Shares of the different Classes of a Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class in any way affecting the rights of Shares of any other Class or Series.

       (g) Fractions. Any fractional Share of any Class and Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

       (h) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that (i) holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series of Shares, (ii) holders of shares of any Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

       (i) Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

       (j) Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

       FIFTH: The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

       1. The Shareholders shall have the power to vote (a) for the election of Trustees when that issue is submitted to them, (b) with respect to the amendment of this Declaration of Trust except where the Trustees are given authority to amend the Declaration of Trust without shareholder approval, (c) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (d) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable.

       2. The Trust will not hold shareholder meetings unless required by the 1940 Act, the provisions of this Declaration of Trust, or any other applicable law. The Trustees may call a meeting of shareholders from time to time.

       3. Except as herein otherwise provided, at all meetings of Shareholders, each Shareholder shall be entitled to one vote on each matter submitted to a vote of the Shareholders of the affected Series for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders of the affected Series entitled to vote at such meeting (except, if the Board so determines, for Shares redeemed prior to the meeting), and each such Series shall vote separately ("Individual Series Voting"); a Series shall be deemed to be affected when a vote of the holders of that Series on a matter is required by the 1940 Act; provided, however, that as to any matter with respect to which a vote of Shareholders is required by the 1940 Act or by any applicable law that must be complied with, such requirements as to a vote by Shareholders shall apply in lieu of Individual Series Voting as described above. If the shares of a Series shall be divided into Classes as provided in Article FOURTH, the shares of each Class shall have identical voting rights except that the Trustees, in their discretion, may provide a Class of a Series with exclusive voting rights with respect to matters which relate solely to such Classes. If the Shares of any Series shall be divided into Classes with a Class having exclusive voting rights with respect to certain matters, the quorum and voting requirements described below with respect to action to be taken by the Shareholders of the Class of such Series on such matters shall be applicable only to the Shares of such Class. Any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of one-third of the Shares, or of the Shares of any Series or Class of any Series, outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders or of that Series or Class, respectively; provided however, that if any action to be taken by the Shareholders or by a Series or Class at a meeting requires an affirmative vote of a majority, or more than a majority, of the shares outstanding and entitled to vote, then in such event the presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at such a meeting shall constitute a quorum for all purposes. At a meeting at which is a quorum is present, a vote of a majority of the quorum shall be sufficient to transact all business at the meeting, except as otherwise provided in Article NINTH. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders or the Trustees present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

       4. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

       5. No Shareholder shall, as such holder, have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

       6. All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

       7. Cumulative voting for the election of Trustees shall not be allowed.

       SIXTH:

       1. The persons who shall act as initial Trustees until the first meeting or until their successors are duly chosen and qualify are the initial trustees executing this Declaration of Trust or any counterpart thereof.
However, the By-Laws of the Trust may fix the number of Trustees at a number greater or lesser than the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill any vacancies on the Board which may occur for any reason including any vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.


       2. A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative vote of the holders of two-thirds of the outstanding Shares, present in person or by proxy at any meeting of Shareholders called for such purpose; such a meeting shall be called by the Trustees when requested in writing to do so by the record holders of not less than ten percent of the outstanding Shares. A Trustee may also be removed by the Board of Trustees as provided in the By-Laws of the Trust.


       3. The Trustees shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at not less than $25,000 at current offering price (as defined in the then effective Prospectus and\or Statement of Additional Information relating to the Shares under the Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to take action pursuant to part 2 of this Article SIXTH and be accompanied by a form of communication to the Shareholders. The Trustees may, in their discretion, satisfy their obligation under this part 3 by either making available the Shareholder list to such Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders, to all other Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

       4. The Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) of the 1940 Act, and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purposes of parts 2 and 3 of this Article SIXTH.

       SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

       1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

       2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust but the Trust shall continue in full force and effect pursuant to the terms of this Declaration of Trust.

       3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall have, as a holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereof.


     4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute, and to authorize the officers and agents of the Trust to make and execute, any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or by the By-Laws of the Trust, the Trustees shall have power and authority:

       (a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

       (b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause, and to appoint and designate from among the Trustees such committees as the Trustees may determine, and to terminate any such committee and remove any member of such committee;

       (c) to employ as custodian of any assets of the Trust a bank or trust company or any other entity qualified and eligible to act as a custodian, subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

       (d) to retain a transfer agent and shareholder servicing agent, or both;

       (e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both;

       (f) to set record dates in the manner provided for in the By-Laws of the Trust;

       (g) to delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter;

       (h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

       (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

       (j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies;

       (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

       (l) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

       (m) to make, in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

       (n) to borrow money to the extent and in the manner permitted by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing;

       (o) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

       (p) to change the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

       (q) to establish officers' and Trustees' fees or compensation and fees or compensation for committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine; and

       (r) to engage, employ or appoint any person or entities to perform any act for the Trust or the Trustees and to authorize their compensation.

       5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

       6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. This paragraph shall not limit the right of the Trustees to assert claims against any shareholder based upon the acts or omissions of such shareholder or for any other reason. There is hereby expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Trust. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a notice and provision limiting the obligation represented thereby to the Trust and its assets (but the omission of such notice and provision shall not operate to impose any liability or obligation on any Shareholder).

       (b) Whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

       (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.

       (d) The Trustees shall have the power, to the extent not inconsistent with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

       7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class of Trustee shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting and thereafter for a period shorter than the interval between meetings or for a period longer than five years, and the term of office of at least one class shall expire each year.

       8. The Shareholders shall have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

       9.  Any  officer   elected  or  appointed  by  the  Trustees  or  by  the
Shareholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

       10. The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them. Action may be taken by the Trustees without a meeting by unanimous written consent or by telephone or similar method of communication.

       11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

       12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director, trustee, employee or stockholder, or otherwise may have an interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or association of which a Trustee, officer or employee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

       (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Trust against any liability to the trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       (c) As used in this paragraph the following terms shall have the meanings set forth below:

                        (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former
Trustee, partner, Director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                        (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                        (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                        (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                        (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                  (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                  (e) Except as set forth in paragraph (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, such indemnification by the Trust to be to the fullest extent now or hereafter permitted by any applicable law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled. The Board of Trustees may adopt By-Law provisions to implement subparagraphs (c), (d) and (e) hereof.

                  (f) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by applicable law or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.

            13. The Trustees are empowered, in their absolute discretion, to establish bases or times, or both, for determining the net asset value per Share of any Class and Series in accordance with the 1940 Act and to authorize the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

            14. Payment of the net asset value per Share of any Class and Series properly surrendered to it for redemption shall be made by the Trust within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request, plus any period of time during which the right of the holders of the shares of such Class of that Series to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that Series and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

            15. The Trust shall have the right, at any time and without prior notice to the Shareholder, to redeem Shares of the Class and Series held by such Shareholder held in any account registered in the name of such Shareholder for its current net asset value, if and to the extent that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the Shares for any loss either has sustained by reason of the failure of such Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such Shareholder was a Shareholder at the time of such purchase or subscription, subject to and upon such terms and conditions as the Trustees may from time to time prescribe.

            EIGHTH: The name "Oppenheimer" included in the name of the Trust and of any Series shall be used pursuant to a royalty-free, non-exclusive license from OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the Trust with OFI. Such license shall allow OFI to inspect and subject to the control of the Board of Trustees to control the nature and quality of services offered by the Trust under such name. The license may be terminated by OFI upon termination of such advisory, management or supervisory contracts or without cause upon 60 days' written notice, in which case neither the Trust nor any Series or Class shall have any further right to use the name "Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

            NINTH:

            1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or the Shareholders, heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     2. It is hereby expressly declared that a trust and not a partnership is created hereby. No individual Trustee hereunder shall have any power to bind the Trust, the Trust's officers or any Shareholder. All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor; notice of such disclaimer shall be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

            3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of paragraph 2 of this Article NINTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b), (c) and (d) of this paragraph 4.

                  (a) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote, may sell and convey the assets of that Series (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the outstanding Shares of the Series the assets of which have been so transferred.

                  (b) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote, may at any time sell and convert into money all the assets of that Series. Upon making provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of that Series, the Trustees shall distribute the remaining assets of that Series ratably among the holders of the outstanding Shares of that Series.

                  (c) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote, may otherwise alter, convert or transfer the assets of that Series or those Series.


                  (d) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), and in subsection (c) where applicable, the Series the assets of which have been so transferred shall terminate, and if all the assets of the Trust have been so transferred, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.


     5. The original or a copy of this instrument and of each restated declaration of trust or instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental or restated declaration of trust shall be filed with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental or restated declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such supplemental or restated declaration of trust, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such supplemental or restated declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

            6. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

            7. The Board of Trustees is empowered to cause the redemption of the Shares held in any account if the aggregate net asset value of such Shares (taken at cost or value, as determined by the Board) has been reduced to $500 or less upon such notice to the shareholder in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

            8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

            9. Whenever any action is taken under this Declaration of Trust including action which is required or permitted by the 1940 Act or any other applicable law, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

            10. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus and/or statement of additional information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

            11. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

            12. If authorized by vote of the Trustees and, if a vote of Shareholders is required under this Declaration of Trust, the favorable vote of the holders of a "majority" of the outstanding voting securities, as defined in the 1940 Act, entitled to vote, or by any larger vote which may be required by applicable law in any particular case, the Trustees may amend or otherwise supplement this instrument, by making a Restated Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental or Restated Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by an officer or officers of the Trust.



IN WITNESS WHEREOF, the undersigned have executed this instrument as of this ________ day of ___________, 1998.



--------------------------                            --------------------------
Leon Levy                                             Benjamin Lipstein
31 West 52nd Street                                   591 Breezy Hill Road
New York, NY 10019                                    Hillsdale, NY 12529


--------------------------                           ---------------------------
Donald W. Spiro                                       Elizabeth B. Moynihan
399 Ski Trail                                         801 Pennsylvania Ave.  NW
Smoke Rise, NJ 07405                                  Washington, DC 20004


--------------------------                          ----------------------------
Bridget A.  Macaskill                                 Kenneth A. Randall
160 E. 81st Street                                    6 Whittaker's Mill
New York, NY 10028                                    Williamsburg, VA 23185


--------------------------                          ----------------------------
Robert G. Galli                                       Edward V. Regan
19750 Beach Road                                      40 Park Avenue
Apt. 401                                              New York, NY 10016
Jupiter Beach, FL 33469

---------------------------                        -----------------------------
Russel S. Reynolds, Jr.                               Pauline Trigere
8 Sandshore Drive                                     498 Seventh Avenue
Greenwich, CT 06830                                   New York, NY 10018


---------------------------
Clayton K. Yeutter
1325 Merrie Ridge Road
Mclean, VA 22101

                             OPPENHEIMER WORLD BOND FUND
          PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD April 16, 1998

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                    Please detach at perforation before mailing.
-------------------------------------------------------------------
Oppenheimer World Bond Fund
Proxy for Special Shareholders Meeting to be held April 16, 1998

The undersigned shareholder of Oppenheimer World Bond Fund (the "Fund") does hereby appoint George C. Bowen, Andrew J. Donohue, Robert J. Bishop and Scott T. Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held April 16, 1998, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR EACH PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.
                                                                            OVER

                                                                             675

Oppenheimer World Bond Fund/Proxy for Special Shareholders Meeting to be held April 16, 1997.


Your shareholder vote is important!
Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                    Please detach at perforation before mailing.
----------------------------------------------------------------------
1. Approval of a proposal to change the Fund's subclassification under the Investment Company Act of 1940 from a closed-end management investment company to an open-end management investment company (Proposal No. 1)

                  FOR____                             AGAINST____
                  ABSTAIN____

2. Approval of changes to certain of the Fund's fundamental investment policies (Proposal No. 2)


            - Investment Objective
            - Borrowing
            - Lending
            - Joint Securities Trading Account
            - Hedging
            - Commodities


                  FOR____                             AGAINST____
                  ABSTAIN____

3. Approval of a new Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc.(Proposal No. 3);


                  FOR____                             AGAINST____
                  ABSTAIN____

4. Approval of a new Service Plan and Agreement with OppenheimerFunds Distributor, Inc. with respect to Class A shares (Proposal No. 4);

                  FOR____                             AGAINST____
                  ABSTAIN____


5. Approval of an Amendment and Restatement of the Fund's Declaration of Trust (Proposal No. 5)

                  FOR____                             AGAINST____
                  ABSTAIN____


6. Ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year commencing November 1, 1997 (Proposal No. 6)

                  FOR____                             AGAINST____
                  ABSTAIN____

7.          Election of Trustees

    A) Leon Levy
    B) Robert G. Galli
    C) Benjamin Lipstein
    D) Bridget A. Macaskill
    E) Elizabeth B. Moynihan
    F) Kenneth A. Randall
    G) Edward V. Regan
    H) Russell S. Reynolds, Jr.
    I) Donald W. Spiro
    J) Pauline Trigere
    K) Clayton K. Yeutter

    _______FOR all nominees listed              ______WITHHOLD AUTHORITY
    except as marked to the contrary            to vote for all nominees listed
    at left.                                    at left.


Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.


                  Dated:___________________________, 1998
                          (Month)         (Day)

                        -----------------------------------
                              Signature(s)

                        -----------------------------------
                              Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                                                                            OVER


                        Please read both sides of this ballot.              675

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